January 27, 2006

Supplement

SUPPLEMENT DATED JANUARY 27, 2006 TO THE STATEMENT OF ADDITIONAL INFORMATION OF
MORGAN STANLEY VARIABLE INVESTMENT SERIES
CLASS X and CLASS Y
Dated April 29, 2005

With respect to the Global Dividend Growth Portfolio, the following information is hereby added in the section of the Statement of Additional Information titled ‘‘V. Investment Advisory and Other Services—G. Fund Management—Other Accounts Managed by the Portfolio Managers’’:

With respect to the Global Dividend Growth Portfolio as of December 31,  2005:

Noreen Griffin and Colin McQueen managed seven mutual funds with a total of approximately $2.3 billion in assets; ten pooled investment vehicles other than mutual funds with a total of approximately $1.6 billion in assets; 616 other accounts (including separate accounts managed under certain ‘‘wrap fee programs’’) with a total of approximately $2.3 billion in assets.

With respect to the Global Dividend Growth Portfolio, the following information is hereby added in the section of the Statement of Additional Information titled ‘‘V. Investment Advisory and Other Services—G. Fund Management—Securities Ownership of Portfolio Managers’’:

As of December  31, 2005, Noreen Griffin and Colin McQueen did not own any shares of the Portfolio.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.